Pilgrim's Pride Corporation

Fiscal 2007 3rd Quarter Financial Results

July 31, 2007

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected benefits and synergies associated with the acquisition of Gold Kist and changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of doing business to increase, cause us to change the way in which we do business, or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; inability to consummate, or effectively integrate, any acquisition, including integrating our recent acquisition of Gold Kist, or realize the associated cost savings and operating synergies currently anticipated; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- Unless the context otherwise requires, the pro forma financial information referenced in this presentation assumes that we completed the acquisition of Gold Kist and the related financings at the beginning of the period presented. Please see our Current Report on Form 8-K/A filed by us with the Securities and Exchange Commission on January 24, 2007.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude accounting adjustments relating to our benefit plans and to exclude loss on early extinguishment of debt. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income plus interest, income taxes, depreciation and amortization (excluding amortization of capitalized financing costs). Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Improved Pricing Helping to Offset High Corn Costs

UB Boneless Skinless Breast Meat Pricing



UB Leg Quarter Pricing



UB Wing Pricing



UB Georgia Dock Pricing



Feed Cost Remains High Despite Lower Corn Pricing



Feed Cost per Ton ($)
180
170
160
150
140
130
120
110
100
JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC
2003
2004
2005
2006
2007

Source: EMI Analytics

Earnings Per Share

	3rd Fiscal Quarter		
	FY2007*	FY2006	% Change
Actual			
Third Fiscal Quarter	$0.94	-$0.31	403%
Third Fiscal Quarter Year to Date	$0.21	-$0.40	153%
Pro Forma			
Third Fiscal Quarter	$0.94	-$0.68	238%
Third Fiscal Quarter Year to Date	-$0.30	-$1.51	80%

(*) Includes a charge of $0.14 per share related to the early extinguishment of debt incurred by the Company in connection with the financing for Gold Kist acquisition in Q2 FY2007

Sales Segment – 3rd Quarter

($ in millions)

	Actual			Pro forma	
	FY2007	FY2006	% Change	FY2006	% Change
Chicken:					
United States	$ 1,809.4	$ 1,019.9	77.4%	$ 1,509.4	19.9%
Mexico	131.6	107.0	23.0%	107.0	23.0%
Total Chicken Sales	1,941.0	1,126.9	72.2%	1,616.4	20.1%
Total Turkey Sales	18.9	15.8	19.6%	15.9	18.9%
Sale of Other Products:					
United States	152.7	137.9	10.7%	151.8	0.6%
Mexico	5.8	7.0	-17.1%	7.0	-17.1%
Total Sale of Other Products	158.5	144.9	9.4%	158.8	-0.2%
Total Net Sales	$ 2,118.4	$ 1,287.6	64.5%	$ 1,791.1	18.3%

Sales Segment – 3rd Quarter YTD

($ in millions)	Actual			Pro forma		
	FY2007	FY2006	% Change	FY2007	FY2006	%Change
Chicken:						
United States	$ 4,523.7	$ 3,039.3	48.8%	$ 5,038.6	$ 4,571.8	10.2%
Mexico	365.6	303.4	20.5%	365.6	303.4	20.5%
Total Chicken Sales	4,889.3	3,342.7	46.3%	5,404.2	4,875.2	10.9%
Total Turkey Sales	83.0	94.8	-12.4%	83.6	95.9	-12.8%
Sale of Other Products:						
United States	465.0	445.6	4.4%	477.3	486.1	-1.8%
Mexico	12.2	14.1	-13.5%	12.2	14.1	-13.5%
Total Sale of Other Products	477.2	459.7	3.8%	489.5	500.2	-2.1%
Total Net Sales	$ 5,449.5	$ 3,897.2	39.8%	$ 5,977.3	$ 5,471.3	9.2%

Results from Operations – 3rd Quarter

($ in millions, except per share figures)	Actual FY2007	Actual FY2006	Actual %Change	Pro forma FY2006	Pro forma % Change
EPS	**$ 0.94**	**$ (0.31)**	**403.2%**	**$ (0.68)**	**238.2%**
Net Sales	$ 2,118.4	$ 1,287.6	64.5%	$ 1,791.1	18.3%
Net (Loss) Income	$ 62.6	$ (20.5)	405.4%	$ (45.3)	238.2%
EBITDA	$ 196.5	$ 8.0	2356.3%	$ 10.5	1771.4%
<u>EBITDA Reconciliation</u>					
Net (Loss) Income	$ 62.6	$ (20.5)		$ (45.3)	
Add:					
Income tax (benefit) expense	36.3	(17.5)		(33.6)	
Interest expense, net	40.7	11.5		32.6	
Depreciation and amortization	58.0	35.0		57.9	
Minus:					
Amortization of capitalized financing costs	1.1	0.5		1.1	
EBITDA - as reported	**$ 196.5**	**$ 8.0**	**2356.3%**	**$ 10.5**	**1771.4%**
EBITDA Margin - as reported	9.28%	0.62%		0.59%	

Results from Operations – 3rd Quarter YTD

($ in millions, except per share figures)	YTD Actual FY2007	FY2006	%Change	YTD Pro forma FY2007	FY2006	%Change
EPS	**$ 0.21**	**$ (0.40)**	**152.5%**	**$ (0.30)**	**$ (1.51)**	**80.1%**
Net Sales	$ 5,449.5	$ 3,897.2	39.8%	$ 5,977.3	$ 5,471.3	9.2%
Net (Loss) Income	$ 13.8	$ (26.7)	151.7%	$ (20.3)	$ (100.4)	79.8%
EBITDA	$ 258.0	$ 79.6	224.1%	$ 253.6	$ 89.7	182.7%
EBITDA Reconciliation						
Net (Loss) Income	$ 13.8	$ (26.7)		$ (20.3)	$ (100.4)	
Add:						
Income tax (benefit) expense	10.5	(21.7)		(10.2)	(69.0)	
Interest expense, net	90.9	30.0		116.8	93.9	
Depreciation and amortization	145.7	100.0		170.8	167.9	
Minus:						
Amortization of capitalized financing costs	2.9	2.0		3.4	2.8	
EBITDA - as reported	$ 258.0	$ 79.6	224.1%	$ 253.6	$ 89.7	182.7%
EBITDA Margin - as reported	4.73%	2.04%		4.24%	1.64%	
Loss on early extinguishment of debt	14.5 (*)	-		14.5	-	
EBITDA - Adjusted	**$ 272.5**	**$ 79.6**		**$ 268.1**	**$ 89.7**	
EBITDA Margin - Adjusted	5.00%	2.04%		4.49%	1.64%	

(*) Includes a charge of $14.5 million related to the early extinguishment of debt incurred by the Company in connection with the financing for Gold Kist acquisition in Q2 FY2007

Summary Operating Results – 3rd Quarter

($ in millions)	Three Months Ended		Nine Months Ended	
	FY2007	FY2006	FY2007	FY2006
Operating (Loss) Income:				
Chicken:				
United States	$ 116.8	$ (20.1)	$ 101.1	$ (4.0)
Mexico	14.4	(5.0)	3.2	(10.2)
Total Chicken	131.2	(25.1)	104.3	(14.2)
Total Turkey	(1.9)	(3.6)	0.9	(16.0)
Other Products:				
United States	6.7	1.6	15.1	10.5
Mexico	0.8	0.4	1.9	1.2
Total Other Products	7.5	2.0	17.0	11.7
GAAP Operating (Loss) Income	**$ 136.8**	**$ (26.7)**	**$ 122.2**	**$ (18.5)**
Operating Margin	6.5%	-2.1%	2.2%	-0.5%

Summary Operating Results – Pro forma

($ in millions)	Three Months Ended		Nine Months Ended	
	FY2007	FY2006	FY2007	FY2006
Operating (Loss) Income:				
Chicken:				
United States	$ 116.8	$ (41.2)	$ 70.0	$ (66.1)
Mexico	14.4	(5.0)	3.2	(10.2)
Total Chicken	131.2	(46.2)	73.2	(76.3)
Total Turkey	(1.9)	(3.6)	0.9	(16.0)
Other Products:				
United States	6.7	1.7	15.7	11.9
Mexico	0.8	0.4	1.9	1.2
Total Other Products	7.5	2.1	17.6	13.1
Pro forma Operating (Loss) Income	**$ 136.8**	**$ (47.7)**	**$ 91.7**	**$ (79.2)**
Operating Margin	6.5%	-2.7%	1.5%	-1.4%

Long-term Debt

($ in thousands)	Fiscal Quarter Ending June 30, 2007				Pro forma Fiscal Quarter Ending December 30, 2006(1)			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Senior unsecured notes, interest at 9 5/8%	2011	$ 299,286	--	$ 299,286	2011	$ 299,496	--	$ 299,496
Senior unsecured notes, interest at 9 1/4%	2013	5,135	--	5,135	2013	6,985	--	6,985
Senior subordinated unsecured notes, interest at 7 5/8%	2015	400,000	--	400,000	2015	400,000	--	400,000
Senior subordinated notes, interest at 8 3/8%	2017	250,000	--	250,000	2017	250,000	--	250,000
Revolving term/credit facility with notes payable at Libor plus 1.75%	2016	0	550,000	550,000	2016	25,000	525,000	550,000
Term Loan with bank at 6.84%	2016	99,500	--	99,500	2016	100,000	--	100,000
Term loan with bank at 7.06%	2016	109,725	--	109,725	2016	110,000	--	110,000
Voluntary converted loan at 7.13%	2016	294,263	--	294,263				
Term floating loan at 7.1%	2016	194,387	--	194,387				
Revolving term/credit facility with notes payable at Libor plus 1.75%	2016	-	--	-	2016	515,000	--	515,000
Mexico revolving credit facility	2011	51,560	--	51,560	2011	75,526	--	75,526
Industrial revenue bond at variable rate	2012	9,500	--	9,500	2012	9,500	--	9,500
Industrial revenue bond at variable rate	2019	4,700	--	4,700	2019	4,700	--	4,700
Other notes payable	VAR	3,852	--	3,852	VAR	3,952	--	3,952
		1,721,908	$ 550,000	$ 2,271,908		1,800,159	$ 525,000	$ 2,325,159
Less current maturities		3,134				3,295		

(1) On a pro forma basis giving effect to the acquisition of Gold Kist Inc., the refinancing of certain of the Company's notes payable in December 2006, the completion January 24, 2007 of the offering of $400 million aggregate principal amount of the Company's 7 5/8% Senior Notes due May 1, 2015 and $250 million aggregate principal amount of the Company's 8 3/8% Senior Subordinated Noted due May 1, 2017, and the application of the net proceeds of such offerings to repay the entire indebtedness outstanding under the Company's bridge loan facility and indebtedness outstanding under the Company's revolving/term loan facility (both incurred in connection with the Gold Kist acquisition) and to repurchase certain of the Company's 9 1/4% Senior Subordinated Notes due November 15, 2013, as if they had occurred on September 30, 2006. These unaudited pro forma financial data should be read in conjunction with the complete pro forma financial statements and related assumptions included in the Company's current report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 24, 2007.

Other Credit Facilities

($ in thousands)	Fiscal Quarter Ending June 30, 2007				Proforma Fiscal Quarter Ending December 30, 2006[(1)]			
	Final Maturity	Outstanding	Available	Facility Total	Final Maturity	Outstanding	Available	Facility Total
Domestic Revolving Credit Facility at LIBOR plus 0.875%	2013	$ -	$ 215,100	$ 300,000	2009	$ 88,400	$ 61,600	$ 150,000
Total Debt		$ 1,721,908	$ 765,100	$ 2,571,908		$ 1,888,559	$ 586,600	$ 2,475,159
Receivables Purchase Agreement	2008	$ -	$ 125,000	$ 125,000	2008	$ -	$ 125,000	$ 125,000
Total Debt and Receivable Purchase Facilities		$ 1,721,908	$ 890,100	$ 2,696,908		$ 1,888,559	$ 711,600	$ 2,600,159

(1) On a pro forma basis giving effect to the acquisition of Gold Kist Inc., the refinancing of certain of the Company's notes payable in December 2006, the completion January 24, 2007 of the offering of $400 million aggregate principal amount of the Company's 7 5/8% Senior Notes due May 1, 2015 and $250 million aggregate principal amount of the Company's 8 3/8% Senior Subordinated Noted due May 1, 2017, and the application of the net proceeds of such offerings to repay the entire indebtedness outstanding under the Company's bridge loan facility and indebtedness outstanding under the Company's revolving/term loan facility (both incurred in connection with the Gold Kist acquisition) and to repurchase certain of the Company's 9 1/4% Senior Subordinated Notes due November 15, 2013, as if they had occurred on September 30, 2006. These unaudited pro forma financial data should be read in conjunction with the complete pro forma financial statements and related assumptions included in the Company's current report on Form 8-K/A (Amendment No. 2) filed with the Securities and Exchange Commission on January 24, 2007.

Summary of Credit Ratios

	FY2006	LTM Ending 6/30/07	3Q FY07	2Q FY07	1Q FY07	4Q FY06
EBITDA / Interest Expense (**)	3.37x	3.10x	4.83x	0.83x	2.39x	5.41x
Adj. EBITDA / Interest Exp. (***)	3.53x	3.25x	4.83x	1.22x	2.39x	6.01x
Total Debt / EBITDA (*)	4.13x	5.46x	-	14.20x	7.80x	4.13x
Net Debt / EBITDA (*)	2.99x	5.28x	-	13.65x	6.21x	2.99x
Total Debt / Total Capital	33.6%	60.4%	-	62.7%	39.3%	33.6%
Net Debt / Total Capital	26.8%	59.6%	-	61.8%	34.0%	26.8%
Net Worth (millions)	$1,117.3	$1,130.0	-	1068.8	$1,110.3	$1,117.3
Book Value/Common Share	$16.79	$16.98	-	16.06	$16.68	$16.79

(*) For 1Q FY07 & 2Q FY07, EBITDA used in this calculation is based on the LTM periods ending December 30, 2006 & March 31, 2007, respectively. For 4Q FY06 EBITDA used in this calculation is based on the Fiscal Year Ended September 30, 2006. See Appendix A for reconciliations.
(**) See Appendices A thru E for reconciliation of EBITDA used in this calculation.
(***) See Appendices A thru E for reconciliation of Adjusted EBITDA used in this calculation.

Capital Expenditures


Million $
Maintenance/Other
Efficiency/Expansion
240
220
200
180
160
140
120
100
80
60
40
20
0
$26.8
$11.4
$15.4
$49.6
$25.2
$24.4
$41.7
$18.7
$23.0
$101.3
$43.5
$57.8
$176.9
$99.2
$77.7
$136.2
$49.6
$86.6
$148.9
$59.1
$89.8
$143.9
$64.1
$79.8
$234.3
$136.3
$98.0
$178.7
$70.2
$108.5
$206.4
$96.2
$110.2
3Q FY06
3Q FY06 PF
3Q FY07
9-Mo FY06
9-Mo FY06 PF
9-Mo FY07
9-Mo FY07 PF
FY 06
FY 06 PF
LTM 6/30/07
LTM 6/30/07 PF

*The Company projects FY2007 capital expenditures of approximately $170 - $180 million.

Appendix

Reconciliation of Non-GAAP Financial Results and Other Information

Appendix A – Reconciliation
Summary of Credit Ratios & Other Information

EBITDA Reconciliations*

	FY2006	LTM Ending 6/30/07	LTM Ending 3/31/07	LTM Ending 12/30/06
Net Income	$ (34,232)	$ 6,346	$ (76,769)	$ (68,646)
Add:				
Income Tax Expense	(2,085)	30,079	(23,704)	(18,811)
Interest expense, net	40,553	101,520	72,264	44,710
Depreciation and amortization	135,133	180,759	157,714	137,482
Minus:				
Amortization of capitalized financing costs	2,606	3,505	2,864	2,730
EBITDA	$ 136,763	$ 315,199	$ 126,641	$ 92,005
Adjustments:				
Accounting adjustments related to benefit plans	6,405	6,405	6,405	6,405
Loss on early extinguishment of debt	-	14,475	14,475	-
Adjusted EBITDA	$ 143,168	$ 336,079	$ 147,521	$ 98,410

Debt net of Cash Reconciliation

	FY2006	Q3 FY07	Q2 FY07	Q1 FY07
Total Debt	$ 565,198	$ 1,721,908	$ 1,797,772	$ 717,851
Less Cash	156,404	57,390	69,170	146,544
Net Debt	$ 408,794	$ 1,664,518	$ 1,728,602	$ 571,307

*For LTM & Fiscal Year Reconciliations see Appendices B thru E

Appendix B – Reconciliation Adjusted EBITDA

	1Q2006 Actual	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	Fiscal Year
Net Income (Loss)	$ 25,678	$ (31,954)	$ (20,473)	$ (7,483)	$ (34,232)
Add:					
Income Tax Expense (benefit)	10,962	(15,147)	(17,501)	19,601	(2,085)
Interest expense, net	8,448	10,057	11,468	10,580	40,553
Depreciation and amortization	30,348	34,744	34,960	35,081	135,133
Minus:					
Amortization of capitalized financing costs	581	976	477	572	2,606
EBITDA	$74,855	($3,276)	$7,977	$57,207	$ 136,763
Adjustments:					
Accounting adjustments related to benefit plans	-	-	-	6,405	6,405
Adjusted EBITDA	$74,855	($3,276)	$7,977	$63,612	$143,168

Appendix C – Reconciliation Adjusted LTM EBITDA

	4Q2006 Actual	1Q2007 Actual	2Q2007 Actual	3Q2007 Actual	LTM Ending 6/30/2007
Net Income (Loss)	$ (7,483)	$ (8,736)	$ (40,077)	$ 62,641	$ 6,346
Add:					
Income Tax Expense (benefit)	19,601	(5,764)	(20,040)	36,282	30,079
Interest expense, net	10,580	12,605	37,611	40,723	101,519
Depreciation and amortization	35,081	32,697	54,976	58,005	180,759
Minus:					
Amortization of capitalized financing costs	572	705	1,110	1,118	3,505
EBITDA	$57,207	$30,097	$31,360	$196,533	$315,198
Adjustments:					
Accounting Adjustments related to benefit plans	6,405	-	-	-	6,405
Loss on early extinguishment of debt	-	-	14,475	-	14,475
Adjusted EBITDA	$63,612	$30,097	$45,835	$196,533	$336,077

Appendix D – Reconciliation
Adjusted LTM EBITDA

	3Q2006 Actual	4Q2006 Actual	1Q2007 Actual	2Q2007 Actual	LTM Ending 3/31/07
Net Income (Loss)	$ (20,473)	$ (7,483)	$ (8,736)	$ (40,077)	$ (56,296)
Add:					
Income Tax Expense (benefit)	(17,501)	19,601	(5,764)	(20,040)	(6,203)
Interest expense, net	11,468	10,580	12,605	37,611	60,796
Depreciation and amortization	34,960	35,081	32,697	54,976	122,754
Minus:					
Amortization of capitalized financing costs	477	572	705	1,110	2,387
EBITDA	$7,977	$57,207	$30,097	$31,360	$118,664
Adjustments:					
Accounting Adjustments related to benefit plans	-	6,405	-	-	6,405
Loss on early extinguishment of debt	-	-	-	14,475	14,475
Adjusted EBITDA	$7,977	$63,612	$30,097	$45,835	$139,544

Appendix E – Reconciliation
Adjusted LTM EBITDA

	2Q2006 Actual	3Q2006 Actual	4Q2006 Actual	1Q2007 Actual	LTM Ending 12/30/06
Net Income (Loss)	$ (31,954)	$ (20,473)	$ (7,483)	$ (8,736)	$ (68,646)
Add:					
Income Tax Expense (benefit)	(15,147)	(17,501)	19,601	(5,764)	(18,811)
Interest expense, net	10,057	11,468	10,580	12,605	44,710
Depreciation and amortization	34,744	34,960	35,081	32,697	137,482
Minus:					
Amortization of capitalized financing costs	976	477	572	705	2,730
EBITDA	($3,276)	$7,977	$57,207	$30,097	$92,005
Adjustments:					
Accounting Adjustments related to benefit plans	-	-	6,405	-	6,405
Adjusted EBITDA	($3,276)	$7,977	$63,612	$30,097	$98,410